Exhibit 99.1 Investor Presentation Fourth Quarter 2018

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward- looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 159 Consumer, Business Banking, Small Business Assets: $14.0 billion Mortgage Banking Loans: $8.8 billion Wealth Management / Private Banking Deposits: $10.1 billion Investment Commercial Real Estate Wealth Mgmt: $4.2 billion Commercial Finance $2.6 billion AUM $1.6 billion brokerage NASDAQ: FFBC 3.37% 2.58% 2.59% 2.48% 2.69% $29.35 $30.65 $29.70 $26.35 $23.72 www.bankatfirst.com 4Q17 1Q18 2Q18 3Q18 4Q18 Share Price Dividend Yield 4

Current Priorities . Achieve targeted income and balance sheet growth objectives . Develop / begin implementation of strategic technology roadmap . Execute acquisition strategy . Prioritize fee based businesses: wealth, capital markets . In-market bank acquisitions that provide improved market share or niche businesses / expertise . Continue transformation of distribution network . . Open new flagship location in downtown Cincinnati Speed transition to advising functions . . Consolidate / close existing locations Limited openings in strategic locations . Drive associate engagement and cultural development . Complete development of CECL framework 5

Revenue Growth Strategies 6

Franchise Growth Plans 7

Market Centric Strategies METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Southeastern IN Columbus, OH South Central IN Greater Cincinnati Industry Specific Indianapolis, IN Northwest IN Northern KY Dayton, OH Northern OH th Low brand awareness High brand awareness 4 in market share Niche offering Low market share High market share All business lines represented Hometown Community Deepen relationships Build relationships through becoming Significant branch network the Premier Business Bank Oak Street Funding Expand product offering Alternative to larger banks Bank the business, the business owners and the employees Mass player, based on brand, First Franchise Capital Word-of-mouth referrals reputation and legacy Leads to targeted growth across all business lines Leads to organic growth Visible presence Large associate population 8

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment • Tangible Book Value Per Share dilution from the merger substantially recovered in 4Q18 $11.75 $11.72 $11.62 • Announced in 1Q19 share repurchase $11.25 plan of up to 5 million shares, or $11.01 approximately 5.0% of the Company's issued and outstanding shares • Announced 10% increase in quarterly dividend from $0.20 to $0.22 per share • Targeted dividend payout ratio remains 35-40% 4Q17 1Q18 2Q18 3Q18 4Q18 Tangible Book Value per Share 9

Invest in First Financial . Experienced and proven management team . Increased scale to invest in franchise . Proven & sustainable business model . Well managed through the cycle . Conservative operating philosophy . Consistent profitability – 113 consecutive quarters . Top quartile performer – ROAA, ROATCE, Efficiency . Robust capital management . Prudent steward of shareholders’ capital . Strong asset quality . Well defined M&A strategy . Selective markets, products & asset diversification 10

Invest in First Financial Total Shareholder Return1,2,3,4 58.8% 48.2% 42.7% 37.3% 28.0% 15.1% -7.6% -9.9% -18.6% 5 Year 3 Year 1 Year FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment. 2 Peer group includes KBW regional bank index peers. 3 Based on stock price as of 12/31/2018. 4 Beginning date is 01/01/2018 for the 1-year return, 01/01/2016 for the 3-year return, and 01/01/2014 for the 5-year return. 11

Presentation Contents About First Financial Bancorp Financial Performance Appendix 12

4Q 2018 Results

113th Consecutive Quarter of Profitability

Profitability

- Net income = $55.0 million or $0.56 per diluted share. Adjusted net income = $59.7 million or $0.61 per diluted share[1,2].
- Return on average assets = 1.59%. Adjusted return on average assets = 1.72%[1].
- Return on average shareholders' equity = 10.68%. Adjusted return on average shareholders' equity = 11.59%[1].
- Return on average tangible common equity = 19.63%[1]. Adjusted return on average tangible common equity = 21.29%[1].

Income Statement

- Net interest income = $126.0 million.
- Net interest margin of 4.16% on a GAAP basis; 4.21% on a fully tax equivalent basis[1].
- Noninterest income = $29.5 million; $27.9 million[1] as adjusted for merger related items.
- Noninterest expense = $83.4 million; $75.9 million[1] as adjusted for merger related items.
- Efficiency ratio = 53.62%. Adjusted efficiency ratio = 49.30%[1].
- Effective tax rate of 17.6%. Adjusted effective tax rate of 17.9%[1].

Balance Sheet

- Total assets increased $144.0 million compared to the linked quarter to $14.0 billion.
- EOP loans decreased $23.2 million compared to the linked quarter to $8.8 billion.
- EOP deposits increased $387.8 million compared to the linked quarter to $10.1 billion.
- EOP investment securities increased $147.4 million compared to the linked quarter.

Asset Quality

- Provision expense = $5.3 million. Net charge offs = $6.5 million. NCOs / Avg. Loans = 0.29% annualized.
- Nonperforming Loans / Total Loans = 0.98%. Nonperforming Assets / Total Assets = 0.63%.
- ALLL / Nonaccrual Loans = 79.97%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 0.94%.

Capital

- Total capital ratio = 14.10%.
- Tier 1 common equity ratio = 11.87%.
- Tangible common equity ratio = 8.79%.
- Tangible book value per share = $11.72.

first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
[2] See Slide 16 for Adjusted Earnings detail.

13

Full Year 2018 Results 113th Consecutive Quarter of Profitability . Net income = $172.6 million or $1.93 per diluted share. Adjusted net income = $204.7 million or $2.28 per diluted share1. . Return on average assets = 1.37%. Adjusted return on average assets = 1.62%1. . Profitability Return on average shareholders’ equity = 9.85%. Adjusted return on average shareholders’ equity = 11.68%1. . Return on average tangible common equity = 17.32%1. Adjusted return on average tangible common equity = 20.54%1. . Net interest income = $449.2 million. . Net interest margin of 4.05% on a GAAP basis; 4.10% on a fully tax equivalent basis1. . Noninterest income = $103.4 million ; $102.8 million1 as adjusted for merger related items. . Income Statement Noninterest expense = $323.8 million; $282.6 million1 as adjusted for merger related items. . Efficiency ratio = 58.60%. Adjusted efficiency ratio = 51.19%1 . Effective tax rate of 19.4%. Adjusted effective tax rate of 19.7%1 . Total assets increased $5.1 billion compared to the prior year to $14.0 billion. . EOP loans increased $2.8 billion compared to the prior year to $8.8 billion. . Balance Sheet EOP deposits increased $3.2 billion compared to the prior year to $10.1 billion. . EOP investment securities increased $1.3 billion compared to the prior year. . Provision expense = $14.6 million. Net charge offs = $12.1 million. NCOs / Avg. Loans = 0.15% annualized. . Nonperforming Loans / Total Loans = 0.98%. Nonperforming Assets / Total Assets = 0.63%. . Asset Quality ALLL / Nonaccrual Loans = 79.97%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 0.94%. . Total capital ratio = 14.10%. . Tier 1 common equity ratio = 11.87%. . Capital Tangible common equity ratio = 8.79%. . Tangible book value per share = $11.72. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 14

4Q 2018 Highlights Strong quarterly earnings Adjusted1 earnings per share - $0.61 Adjusted1 return on assets – 1.72% Adjusted1 return on average tangible common equity – 21.29% Expansion in capital ratios Higher net interest margin Increase driven by higher asset yields and loan fees as well as a shift in funding mix Higher asset yields partially offset by increase in deposit costs Adjusted1 noninterest expense decreased $2.1 million to $75.9 million compared to the linked quarter Lower employee benefits and collection expenses during the fourth quarter Stable loan balances 10% linked quarter increase in loan origination activity offset by elevated ICRE payoffs Strong deposit growth primarily in noninterest bearing, brokered CD’s and money market accounts Annualized quarterly increase in average balances of 16% Stable credit quality Classified assets declined 5% compared to the linked quarter Annualized net charge-offs increased to 29 bps as a percentage of average loans for the quarter; 15 bps for the full year 2018 Increase in nonperforming assets impacted by further deterioration of a single large franchise finance relationship ($17MM) 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 15

Adjusted Net Income 1 The table below lists certain adjustments that we believe are significant to understanding our quarterly performance. 4Q 2018 3Q 2018 As Reported Adjusted As Reported Adjusted Net interest income $ 125,959 $ 125,959 $ 123,485 $ 123,485 Provision for loan and lease losses $ 5,310 $ 5,310 $ 3,238 $ 3,238 Noninterest income $ 29,504 $ 29,504 $ 28,684 $ 28,684 plus: bankcard interchange - - - 340 A plus: losses on investment securities - 60 A - 279 A less: gains from the redemption of off balance sheet securitizations - (1,645) A - - Total noninterest income $ 29,504 $ 27,919 $ 28,684 $ 29,303 Noninterest expense $ 83,352 $ 83,352 $ 85,415 $ 85,415 less: merger-related expenses - 3,264 A - 5,205 A less: severance expenses - 4,221 A - 2,200 A Total noninterest expense $ 83,352 $ 75,867 $ 85,415 $ 78,010 Income before income taxes $ 66,801 $ 72,701 $ 63,516 $ 71,540 Income tax expense $ 11,787 $ 11,787 $ 12,859 $ 12,859 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,239 - 1,685 Total income tax expense $ 11,787 $ 13,026 $ 12,859 $ 14,544 Net income $ 55,014 $ 59,675 $ 50,657 $ 56,996 Net earnings per share - diluted $ 0.56 $ 0.61 $ 0.51 $ 0.58 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 16

Profitability Diluted EPS Return on Average Assets 1.72% 1.60% 1.64% $0.61 1.49% $0.57 $0.58 $0.52 1.26% $0.45 1.59% $0.56 1.40% 1.45% $0.49 $0.51 1.13% 1.05% $0.40 $0.37 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 DilutedEPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 88.19% 21.29% 21.00% 20.83% 67.50% 18.24% 56.38% 56.13% 53.62% 15.47% 18.5% 19.6% 57.99% 17.2% 53.79% 51.64% 51.06% 49.30% 13.9% 13.7% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 ROATCE Adjusted ROATCE Adjusted Efficiency Ratio Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 17

Net Interest Margin Net Interest Margin (FTE) 4Q18 NIM (FTE) Progression 3Q18 4.12% 4.21% 4.15% 4.12% Asset yields 0.12% 0.29% 0.29% 0.29% 3.82% 3.84% Asset mix -0.01% 0.17% 0.15% 0.15% 0.13% 0.24% Loan fees 0.04% 3.69% 3.71% 3.70% 3.75% Funding costs -0.10% 3.58% Funding mix 0.04% 4Q17 1Q18 2Q18 3Q18 4Q18 Basic Margin (FTE) Loan Fees Purchase accounting 4Q18 4.21% 18

Interest Rate Sensitivity Loan Portfolio – Floating Loan Mix1 . Asset sensitive position 65% 67% . 55% 55% 56% Majority of loans are variable rate: . $4,916 $4,910 $4,955 56% reprice <=3 months $3,908 $4,099 . Securities portfolio duration – 3.3 years . +100 scenario 3.7 years 4Q17 1Q18 2Q18 3Q18 4Q18 . Floating % of Gross Loans +200 scenario 3.8 years . Non-maturity, interest bearing accounts Sensitivity Trend (Up100, Up200)2 modeled to increase 61 bps in an “Up 100” 4.73% 5.71% scenario 1.81% 1.43% 1.23% 2.88% . 2.40% 0.76% 53% of deposits in Community Markets with $0.219 1.12% 0.88% $0.166 high market share. $0.111 $0.084 $0.070 $0.043 $0.054 $0.035$0.049 $0.029 4Q17 1Q18 2Q18 3Q18 4Q18 Up100 Up200 Up100 Up200 EPS Impact Sensitivity 1 As defined by EOP loans repricing in three months or less. 2 Immediate parallel shifts across a 12 month horizon. 19

Average Balance Sheet Average Loans Average Deposits 5.73% 0.68% 0.60% 0.57% 0.59% 5.49% 5.53% 0.54% 5.05% 4.90% $10,383 $10,050 $8,933 $8,849 $8,766 $9,888 $6,840 $6,903 $5,960 $6,018 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.30% 3.16% 3.21% 3.04% 2.90% $3,157 $3,168 $3,205 $2,020 $2,043 4Q17 1Q18 2Q18 3Q18 4Q18 Average Investment Securities Investment Securities Yield All dollars shown in millions 20

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $8.8 billion ICRE -$55.9 $1,112 13% Commercial $7.9 $2,699 2 $997 31% Small Business Banking -$36.8 11% Consumer -$10.1 $911 Mortgage $26.0 10% Commercial Finance $38.9 $1,323 $1,782 20% 1 15% Other $6.8 ICRE Commercial Small Business Banking Consumer Total growth/(decline): Mortgage Commercial Finance ($23.2 million) 1 Includes planned attrition related to syndications and loan marks. 2 Decline primarily related to commercial real estate loans. All dollars shown in millions. 21

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.7B CRE Loans: $3.2B Real Estate 8% Nursing/Assisted Living Manufacturing Agriculture Strip Hotel/Motel 6% 12% 7% Center 11% 7% Residential, 1-4 Office Family Accommodation Wholesale 13% 5% and Food Trade Services 6% 15% Restaurant Health Care 4% 5% Retail Warehouse Finance and 15% Professional, 3% Insurance Scientific, and 18% Medical Office Technical Other 2% Other Services Residential, Multi 16% 15% 5% Family 5+ Other Services 18% (except Public Retail Trade Administration) 4% 5% 1 Industry types included in Other representing greater than 1% of total C&I loans include Construction, Public Administration, Transportation & Warehousing, Waste Management, Arts, Entertainment, & Recreation, and Educational Services. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Student Housing, Industrial Facility, Commercial Lot, Mini Storage, Real Estate IUB Other, and Manufacturing Facility. 22

Deposits Deposit Product Mix (Avg) 4Q18 Average Deposit Progression Total $10.0 billion Interest-bearing demand $1.9 $1,410 14% $2,477 Public Funds $4.0 25% Savings -$19.3 $1,249 12% Money Markets $28.6 $626 6% $886 9% Other Time -$1.4 $1,068 11% Retail CDs $10.5 $380 $1,953 4% 19% Brokered CDs $49.7 Interest-bearing demand Public Funds Savings Money Markets Noninterest-bearing $87.8 Other Time Retail CDs Brokered CDs Noninterest-bearing Total growth/(decline): $161.8 million All dollars shown in millions. 23

Investment Portfolio . Total EOP investments of approximately $3.3 billion . Investment portfolio / total assets = approximately 24% . Portfolio duration = estimated 3.3 years Portfolio Composition Portfolio Quality Debt obligations of U.S. Government Agency, 1.0% Corporate securities, 2.2% AA+, 4.6% Regulatory stock, Other, 0.1% 3.4% AA, 4.3% Non-Agency AA-, 3.9% CMOs, 5.0% FRB/FHLB Stock, 3.4% AAA, 16.4% Non-Agency Agency CMOs, A+, 3.0% pass-through 23.2% securities, 3.8% BBB, 1.6% Agency pass- through securities, 13.8% Commercial Other, 10.2% MBSs, 17.1% Asset-backed Agency, 52.6% securities, 15.3% Municipal bond securities, 15.1% 24

Noninterest Income and Noninterest Expense Noninterest Income 1 Noninterest Expense 2 Total $29.5 million Total $83.4 million $16,428 $6,508 19% 22% $10,185 34% $1,428 $5,599 5% 7% $51,505 62% $9,820 $1,433 12% 5% $6,247 $3,703 21% 13% Service Charges Wealth Mgmt Salaries and benefits Occupancy and equipment Bankcard Client derivatives Data processing Other Gains from sales of loans Other 2 1 Includes $1.6 million of gains from the redemption of off balance sheet securitizations Includes $4.2 million of severance expense and $3.3 million of merger-related expenses Combined FTE 2,205 2,152 2,118 2,028 2,073 901 863 1,304 1,289 4Q17 1Q18 2Q18 3Q18 4Q18 FTE-FFBC FTE-MSFG All dollars shown in thousands. 25

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 0.63% 0.98% 0.98% 1.00% 1.00% 0.94% 0.50% 0.52% 0.46% 0.47% $139.3 $138.9 $131.7 $88.2 $64.2 $64.6 $44.4 $46.3 $87.3 $87.6 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.13% 0.29% 0.02% 0.18% -0.02% 0.90% 0.89% $6.5 $5.3 0.61% 0.65% 0.64% $4.0 $3.7 $3.2 $54.0 $54.4 $54.1 $57.7 $56.5 $2.3 $1.9 $0.3 4Q17 1Q18 2Q18 3Q18 4Q18 -$0.2 -$0.4 4Q17 1Q18 2Q18 3Q18 4Q18 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 26

Capital Total Capital Ratio Tier 1 Common Equity Ratio 14.10% 11.87% 13.77% 11.52% 12.50% 13.07% 13.17% 13.36% 11.15% 10.50% 10.63% 10.77% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Tier 1 Common Equity Ratio Target Total Capital Ratio Target Tangible Common Equity Ratio 8.79% 8.53% 8.30% 8.41% 8.30% 7.50% 4Q17 1Q18 2Q18 3Q18 4Q18 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 27

1Q19 Outlook1 . Annualized loan growth expected to be in the low to mid single digits on a percentage Balance Sheet basis . NIM (FTE) 3.87 - 3.92%, excluding purchase accounting impact . Net Interest Margin Compares to 3.92% in 4Q18 . Day count impact approximately $1 - $2 million . Credit Stable credit outlook; net charge-offs similar to full year 2018 . Noninterest income2 Seasonal decline expected; $27 - $28 million . Seasonal increase expected; $76 - $78 million Noninterest Expense2 . Efficiency ratio of 50 – 52% . Capital All capital ratios expected to exceed current internal targets . Taxes Effective tax rate of approximately 19.5% 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 28

Presentation Contents About First Financial Bancorp Financial Performance Appendix 29

Appendix: Our Markets . . Greater Cincinnati Indianapolis . . Loans $2.5 billion Loans $1.1 billion . . Deposits $2.5 billion Deposits $0.7 billion . . Deposit Market Share #4 (3.2%) Deposit Market Share #14 (1.6%) . . Banking Centers 54 Banking Centers 10 . . Fortune 500 Companies 9 Fortune 500 Companies 3 . . Central OH Louisville . . Loans $1.1 billion Loans $0.6 billion . . Deposits $0.4 billion Deposits $0.4 billion . . Deposit Market Share #13 (0.8%) Deposit Market Share #12 (1.9%) . . Banking Centers 5 Banking Centers 13 . . Fortune 500 Companies 5 Fortune 500 Companies 3 . . Community Markets Commercial Finance (National) . . Loans $1.9 billion Loans $1.1 billion . Deposits $4.6 billion . Banking Centers 77 All numbers as of 12/31/2018 except deposit market share which is as of 6/30/2018. Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances. 30

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 31

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2018 2018 2018 2017 2017 Net interest income $ 125,959 $ 123,485 $ 123,979 $ 75,812 $ 75,614 Tax equivalent adjustment 1,442 1,567 1,420 718 1,387 Net interest income - tax equivalent $ 127,401 $ 125,052 $ 125,399 $ 76,530 $ 77,001 Average earning assets $ 12,003,073 $ 12,056,627 $ 12,120,000 $ 8,087,848 $ 8,005,100 Net interest margin* 4.16% 4.06% 4.10% 3.80% 3.75 % Net interest margin (fully tax equivalent)* 4.21% 4.12% 4.15% 3.84% 3.82% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 32

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

	Three months ended					YTD	
(Dollars in thousands, except per share data)	Dec. 31, 2018	Sep. 30, 2018	June 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net income (a)	$ 55,014	$ 50,657	$ 36,418	$ 30,506	$ 24,811	$ 172,595	$ 96,787
Average total shareholders' equity	2,042,884	2,021,400	2,000,093	929,474	920,194	1,752,261	897,431
Less:							
Goodwill and other intangibles	(930,960)	(935,930)	(937,457)	(209,244)	(209,571)	(755,875)	(210,055)
Average tangible equity (b)	1,111,924	1,085,470	1,062,636	720,230	710,623	996,386	687,376
Total shareholders' equity	2,078,249	2,035,520	2,012,937	939,985	930,664	2,078,249	930,664
Less:							
Goodwill and other intangibles	(931,030)	(934,360)	(934,656)	(209,053)	(209,379)	(931,030)	(209,379)
Ending tangible equity (c)	1,147,219	1,101,160	1,078,281	730,932	721,285	1,147,219	721,285
Total assets	13,986,660	13,842,667	13,920,167	8,898,429	8,896,923	13,986,660	8,896,923
Less:							
Goodwill and other intangibles	(931,030)	(934,360)	(934,656)	(209,053)	(209,379)	(931,030)	(209,379)
Ending tangible assets (d)	13,055,630	12,908,307	12,985,511	8,689,376	8,687,544	13,055,630	8,687,544
Risk-weighted assets (e)	10,241,159	10,222,466	10,251,147	7,240,731	7,108,629	10,241,159	7,108,629
Total average assets	13,768,958	13,822,675	13,956,360	8,830,176	8,731,956	12,611,438	8,611,403
Less:							
Goodwill and other intangibles	(930,960)	(935,930)	(937,457)	(209,244)	(209,571)	(755,875)	(210,055)
Average tangible assets (f)	$ 12,837,998	$ 12,886,745	$ 13,018,903	$ 8,620,932	$ 8,522,385	$ 11,855,563	$ 8,401,348
Ending shares outstanding (g)	97,894,286	97,914,526	97,904,897	62,213,823	62,069,087	97,894,286	62,069,087
Ratios							
Return on average tangible shareholders' equity (a)/(b)	19.63%	18.52%	13.75%	17.18%	13.85%	17.32%	14.08%
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	8.79%	8.53%	8.30%	8.41%	8.30%	8.79%	8.30%
Risk-weighted assets (c)/(e)	11.20%	10.77%	10.52%	10.09%	10.15%	11.20%	10.15%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.66%	8.42%	8.16%	8.35%	8.34%	8.40%	8.18%
Tangible book value per share (c)/(g)	$ 11.72	$ 11.25	$ 11.01	$ 11.75	$ 11.62	$ 11.72	$ 11.62

fiRST
first financial bancorp

All dollars shown in thousands.

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	4Q18 As Reported	4Q18 Adjusted	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted
Net interest income (f)	$ 125,959	$ 125,959	$ 123,485	$ 123,485	$ 123,979	$ 123,979	$ 75,812	$ 75,812	$ 75,614	$ 75,614
Provision for loan and lease losses	5,310	5,310	3,238	3,238	3,735	3,735	2,303	2,303	(205)	(205)
plus: provision expense adjustment										
Noninterest income	29,504	29,504	28,684	28,684	28,256	28,256	16,938	16,938	18,382	18,382
less: gains from the redemption of off balance sheet securitizations		(1,645)								
plus: Bankcard interchange				340		341				
plus: losses on sale of investment securities		60		279		30				(19)
Total noninterest income (g)	29,504	27,919	28,684	29,303	28,256	28,627	16,938	16,938	18,382	18,363
Noninterest expense	83,352	83,352	85,415	85,415	102,755	102,755	52,288	52,288	82,898	82,898
less: severance expense		4,221		2,200		4,546				
less: historic tax credit investment write-down										11,328
less: merger-related expenses		3,264		5,205		19,397		1,985		8,444
less: indemnification asset impairment [1]								527		5,055
less: charitable foundation contribution										3,000
less: other								(113)		577
Total noninterest expense (e)	83,352	75,867	85,415	78,010	102,755	78,812	52,288	49,889	82,898	54,494
Income before income taxes (i)	66,801	72,701	63,516	71,540	45,745	70,059	38,159	40,558	11,303	39,688
Income tax expense	11,787	11,787	12,859	12,859	9,327	9,327	7,653	7,653	(13,508)	(13,508)
plus: tax effect of adjustments		1,239		1,685		5,106		504		9,935
plus: tax reform impact on DTLs & tax partnerships										8,191
plus: after-tax impact of historic tax credit write-down @ 35%										7,363
Total income tax expense (h)	11,787	13,026	12,859	14,544	9,327	14,433	7,653	8,157	(13,508)	11,981
Net income (a)	$ 55,014	$ 59,675	$ 50,657	$ 56,996	$ 36,418	$ 55,626	$ 30,506	$ 32,401	$ 24,811	$ 27,707
Average diluted shares (b)	98,468	98,468	98,484	98,484	98,432	98,432	62,181	62,181	62,132	62,132
Average assets (c)	13,768,958	13,768,958	13,822,675	13,822,675	13,956,360	13,956,360	8,830,176	8,830,176	8,731,956	8,731,956
Average shareholders' equity	2,042,884	2,042,884	2,021,400	2,021,400	2,000,093	2,000,093	929,474	929,474	920,194	920,194
Less:										
Goodwill and other intangibles	(930,960)	(930,960)	(935,930)	(935,930)	(937,457)	(937,457)	(209,244)	(209,244)	(209,571)	(209,571)
Average tangible equity (d)	1,111,924	1,111,924	1,085,470	1,085,470	1,062,636	1,062,636	720,230	720,230	710,623	710,623

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	4Q18 As Reported	4Q18 Adjusted	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.56	$ 0.61	$ 0.51	$ 0.58	$ 0.37	$ 0.57	$ 0.49	$ 0.52	$ 0.40	$ 0.45
Return on average assets - (a)/(c)	1.59%	1.72%	1.45%	1.64%	1.05%	1.60%	1.40%	1.49%	1.13%	1.26%
Return on average tangible shareholders' equity - (a)/(d)	19.63%	21.29%	18.52%	20.83%	13.75%	21.00%	17.18%	18.24%	13.85%	15.47%
Efficiency ratio - (e)/((f)+(g))	53.6%	49.3%	56.1%	51.1%	67.5%	51.6%	56.4%	53.8%	88.2%	58.0%
Effective tax rate - (h)/(i)	17.6%	17.9%	20.2%	20.3%	20.4%	20.6%	20.1%	20.1%	-119.5%	30.2%

FIRST
first financial bancorp

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Update -New colors 35